Exhibit 99.1
PROGRESS SOFTWARE REPORTS THIRD QUARTER RESULTS
Revenue up 11%; Net Income and EPS Show Strong Increases
BEDFORD, Mass., September 20, 2005—Progress Software Corporation (Nasdaq: PRGS), a global supplier of application infrastructure software used to develop, deploy, integrate and manage business applications, today announced results for its third quarter ended August 31, 2005. Revenue for the quarter was $99.5 million, up 11 percent (11 percent at constant currency) from $89.3 million in the third quarter of 2004. Software license revenue increased 16 percent (15 percent at constant currency) to $38.0 million from $32.9 million in the same quarter last year.
On a generally accepted accounting principles (GAAP) basis, operating income increased 1 percent to $12.9 million from $12.7 million in the third quarter of fiscal 2004. Net income increased 57 percent to $13.4 million from $8.5 million in the same quarter last year. Diluted earnings per share increased 41 percent to 31 cents per share from 22 cents per share in the third quarter of 2004.
On a pro forma basis, operating income increased 38 percent to $20.0 million from $14.5 million in the same quarter last year. Pro forma net income increased 48 percent to $14.4 million from $9.7 million in the same quarter last year and pro forma diluted earnings per share increased 36 percent to 34 cents per share from 25 cents in the third quarter of fiscal 2004.
The pro forma results in the third quarter of fiscal 2005 exclude after-tax charges for amortization of acquired intangibles of $1.7 million, certain other acquisition-related expenses for retention bonuses for key employees of acquired companies of $1.2 million and stock-based compensation associated with the repurchase of stock in a subsidiary of $1.9 million and a tax benefit of $3.8 million. The pro forma results in the third quarter of fiscal 2004 exclude an after-tax charge for amortization of acquired intangibles of $1.2 million.
The company’s cash and short-term investments at the end of the quarter totaled $253 million. During the third quarter, the company purchased approximately 105,000 shares of its stock at a cost of $3.2 million. On September 15, 2005, the board of directors of PSC authorized the repurchase of up to 10 million shares of the company’s outstanding common stock, at such times when the company deems such purchases to be an effective use of cash, starting October 1, 2005. The company’s existing repurchase authorization, under which 9.6 million shares remain available for repurchase, expires on September 30, 2005.
“During the third quarter of 2005 we continued to see the benefits of our growth initiatives and significant increases in profitability. All PSC operating units: the Progress OpenEdge Division, Sonic Software, Progress Real Time Division and DataDirect Technologies delivered excellent revenue growth with substantial operating improvements,” stated Joseph Alsop, co-founder and chief executive officer of PSC. “Our newer companies now account for over 35 percent of our software license revenue while revenue from OpenEdge continues to grow. PSC today is well positioned to deliver solid results as we approach 2006.”
Highlights
Executives from three operating divisions of Progress Software Corporation (PSC) were named winners of the Innovator 2005 awards by InfoWorld Media Group. Bill Cullen of Sonic Software, Mark Palmer of the Progress Real Time Division and Jonathan Robie of DataDirect have been recognized for their vision and expertise. All three executives will be added to InfoWorld Media Group’s Innovators Hall of Fame.
http://www.progress.com/innovator_2005_awards
Sonic Software announced that Sonic ESB® and the Sonic SOA Suite™ have been named “the most powerful, flexible, and scalable ESB” in a comprehensive ESB product round-up by InfoWorld magazine.
http://www.progress.com/esbroundup
The Progress Real Time Division announced the Progress ESP™ Platform. As the industry’s first fully integrated, general purpose Event Stream Processing (ESP) platform, Progress ESP delivers tools that allow business users to create applications that can monitor real-time event streams, detect and analyze event patterns, and take action in milliseconds.
http://www.progress.com/esp_platform
Stylus Studio announced the release of Stylus Studio® 6 XML Enterprise Edition, the newest edition of the award winning Stylus Studio XML IDE. Packed with powerful new tools for Java™ code generation, EDI/EDIFACT document conversion, and XQuery application development among others, Stylus Studio 6 XML Enterprise Edition is one of the world’s most comprehensive tools for advanced XML data integration projects.
http://www.stylusstudio.com/press/2005_06_07_stylus_enterprise.html
PSC announced its membership in the Eclipse Foundation, an open source community committed to the implementation of a universal platform for the creation, integration and utilization of software tools. PSC also announced the inclusion of Eclipse-based visual development tools in Progress® OpenEdge® 10.1 (now in beta) and current availability in the Progress Real Time Division product set.
http://www.progress.com/eclipse

Significant New Customer and Partner Wins, New Technology Adoptions and Major Deployments
Significant new partners and customers adopting technology from PSC operating companies, or deploying solutions using PSC technology, include: Albany International, Alliance Pharmacy, ATC Tunderman Combinatie, Cecinas San Jorge, City of Edmonton, Comperex, Banco Davivienda, Duomo Corporation, Dynamic Leisure Group, Gesiuris, Globus Travel Technology, Haynes International, Heat Trace Products, Italtel Spa, Lombard Odier Darier Hentsch Group, Maag Technic, MobileAria, Nexus HealthLink Medical Center, Nitar Tech Corporation, Norco Co-operative Limited, Pacific Blue Cross, Technology Marketing Group, TVAzteca and Virtic.
Significant existing partners and customers adopting technology from PSC operating companies, or making substantial additional deployments of PSC technology, include: The American National Red Cross, City of Portland, Configure One, Credit Suisse First Boston, CRS Retail Systems, DataFlux, Deutsche Bank UK, DynamicSoft, EarthLink, Expeditors International of Washington, GFI Group, IBM, Informatica, InfoVista, International Fund Services, Kaufland Beta Mobilien, Lincoln Financial Group, Lucent Technologies, Orlando Wyndham, Pfizer Global Pharmaceuticals, Raytheon, Sallie Mae Servicing Corporation, Sapient, Sonus Networks, Tarrant County, Texas, Telstra Corporation Limited, Trillys Systems, Trizetto Group, TRX, QVC and Wells Fargo Internet Services.
Business Outlook
The company is providing the following guidance for the fourth fiscal quarter ending November 30, 2005:
•	Revenue is expected to be in the range of $104 million to $106 million. GAAP operating income is expected to be in the range of $19 million to $20 million, including amortization of acquired intangibles and certain other acquisition-related expenses of approximately $3 million.

•	GAAP diluted earnings per share are expected to be in the range of 31 cents to 32 cents.

•	On a pro forma basis, operating income is expected to be in the range of $22 million to $23 million, excluding amortization of acquired intangibles and certain other acquisition-related expenses of approximately $3 million.

•	On a pro forma basis, diluted earnings per share are expected to be in the range of 36 cents to 37 cents, excluding approximately 5 cents per share for amortization of acquired intangibles and certain other acquisition-related expenses.

The company is providing the following guidance for the fiscal year ending November 30, 2005:
•	Revenue is expected to be in the range of $401 million to $403 million. GAAP operating income is expected to be in the range of $64 million to $65 million, including amortization of acquired intangibles, certain other acquisition-related expenses and stock-based compensation of approximately $16 million.

•	GAAP diluted earnings per share are expected to be in the range of $1.16 to $1.17.

•	On a pro forma basis, operating income is expected to be in the range of $80 million to $81 million, excluding amortization of acquired intangibles, certain other acquisition-related expenses and stock-based compensation of approximately $16 million.

•	On a pro forma basis, diluted earnings per share are expected to be in the range of $1.32 to $1.33, excluding approximately 16 cents per share for amortization of acquired intangibles, certain other acquisition-related expenses, stock-based compensation and a tax benefit.
Legal Notice Regarding Pro Forma Financial Information
The company provides pro forma operating income, net income and earnings per share as additional information for investors. These measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Such measures are intended to supplement GAAP and may be different from pro forma measures used by other companies. The company believes that the pro forma results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management of the company uses these pro forma results to compare the company’s performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of pro forma adjustments to the company’s GAAP financial results is included in the tables below.
Conference Call
PSC’s conference call to discuss its third quarter results will be Webcast live today at 9:00 a.m. Eastern via CCBN on the company’s Web site, located at www.progress.com/investors. The call will also be Webcast live via Yahoo (www.yahoo.com), Motley Fool (www.fool.com), StreetEvents (www.streetevents.com), TD Waterhouse (www.tdwaterhouse.com) and Fidelity.com (www.fidelity.com). An archived version of the conference call will be available for replay.

About Progress Software Corporation
Progress Software Corporation (Nasdaq: PRGS) is a global industry leader providing application infrastructure software for all aspects of the development, deployment, integration and management of business applications through its operating units: Progress OpenEdge Division, Sonic Software, DataDirect Technologies, and Progress Real Time Division. Headquartered in Bedford, Mass., Progress can be reached at www.progress.com or +1-781-280-4000.
Safe Harbor Statement
Except for the historical information and discussions contained herein, statements contained in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: the receipt and shipment of new orders, the timely release of enhancements to the company’s products, the growth rates of certain market segments, the positioning of the company’s products in those market segments, variations in the demand for customer service and technical support, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the company’s ability to penetrate international markets and manage its international operations. The company undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with the company’s business, please refer to the company’s filings with the Securities and Exchange Commission.
Progress, OpenEdge, Progress ESP, Progress OpenEdge, and Stylus Studio are trademarks or registered trademarks of Progress Software Corporation in the U.S. and other countries. Sonic ESB and Sonic SOA Suite are trademarks or registered trademarks of Sonic Software Corporation in the U.S. and other countries. Java and all Java-based marks are trademarks or registered trademarks of Sun Microsystems, Inc. in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

Progress Software Corporation
Condensed Consolidated Statements of Income

	Three Months Ended
	August 31,	August 31,	Percent
(In thousands except per share data)	2005	2004	Change

Revenue:
Software licenses	$37,986	$32,864	16%
Maintenance and services	61,502	56,452	9%

Total revenue	99,488	89,316	11%

Costs and expenses:
Cost of software licenses	1,843	2,092
Cost of maintenance and services	13,492	12,826
Sales and marketing	37,910	35,310
Product development	15,957	14,907
General and administrative	10,284	9,674
Amortization of acquired intangibles	2,568	1,809
Stock-based compensation	2,803	—
Acquisition-related expenses, net	1,776	—

Total costs and expenses	86,633	76,618	13%

Income from operations	12,855	12,698	1%
Other income, net	1,303	103

Income before provision for income taxes	14,158	12,801	11%
Provision for income taxes	801	4,281

Net income	$13,357	$8,520	57%

Earnings per share:
Basic	$0.34	$0.24	42%
Diluted	$0.31	$0.22	41%

Weighted average shares outstanding:
Basic	38,947	36,220	8%
Diluted	42,501	38,853	9%

Pro Forma Condensed Consolidated Statements of Income

	Three Months Ended August 31, 2005			Three Months Ended August 31, 2004
	As	Pro Forma		As	Pro Forma		Percent
(In thousands except per share data)	Reported	Adjustments	Pro Forma	Reported	Adjustments	Pro Forma	Change

Revenue:
Software licenses	$37,986		$37,986	$32,864		$32,864	16%
Maintenance and services	61,502		61,502	56,452		56,452	9%

Total revenue	99,488		99,488	89,316		89,316	11%

Costs and expenses:
Cost of software licenses	1,843		1,843	2,092		2,092
Cost of maintenance and services	13,492		13,492	12,826		12,826
Sales and marketing	37,910		37,910	35,310		35,310
Product development	15,957		15,957	14,907		14,907
General and administrative	10,284		10,284	9,674		9,674
Amortization of acquired intangibles	2,568	$(2,568)	—	1,809	$(1,809)	—
Stock-based compensation	2,803	(2,803)	—	—	—	—
Acquisition-related expenses, net	1,776	(1,776)	—	—	—	—

Total costs and expenses	86,633	(7,147)	79,486	76,618	(1,809)	74,809	6%

Income from operations	12,855	7,147	20,002	12,698	1,809	14,507	38%
Other income, net	1,303		1,303	103		103

Income before provision for income taxes	14,158	7,147	21,305	12,801	1,809	14,610	46%
Provision for income taxes	801	6,123	6,924	4,281	639	4,920

Net income	$13,357	$1,024	$14,381	$8,520	$1,170	$9,690	48%

Earnings per share:
Basic	$0.34		$0.37	$0.24		$0.27	37%
Diluted	$0.31		$0.34	$0.22		$0.25	36%

Weighted average shares outstanding:
Basic	38,947		38,947	36,220		36,220	8%
Diluted	42,501		42,501	38,853		38,853	9%

Progress Software Corporation
Condensed Consolidated Statements of Income

	Nine Months Ended
	August 31,	August 31,	Percent
(In thousands except per share data)	2005	2004	Change

Revenue:
Software licenses	$112,762	$103,664	9%
Maintenance and services	184,657	162,804	13%

Total revenue	297,419	266,468	12%

Costs and expenses:
Cost of software licenses	5,649	6,983
Cost of maintenance and services	41,328	39,611
Sales and marketing	113,799	107,590
Product development	47,749	44,791
General and administrative	31,948	29,187
Amortization of acquired intangibles	6,861	5,205
Stock-based compensation	2,803	—
Acquisition-related expenses, net	2,750	2,600

Total costs and expenses	252,887	235,967	7%

Income from operations	44,532	30,501	46%
Other income, net	1,542	742

Income before provision for income taxes	46,074	31,243	47%
Provision for income taxes	11,174	9,998

Net income	$34,900	$21,245	64%

Earnings per share:
Basic	$0.93	$0.59	58%
Diluted	$0.85	$0.54	57%

Weighted average shares outstanding:
Basic	37,651	35,970	5%
Diluted	41,067	39,014	5%

Pro Forma Condensed Consolidated Statements of Income

	Nine Months Ended August 31, 2005			Nine Months Ended August 31, 2004
	As	Pro Forma		As	Pro Forma		Percent
(In thousands except per share data)	Reported	Adjustments	Pro Forma	Reported	Adjustments	Pro Forma	Change

Revenue:
Software licenses	$112,762		$112,762	$103,664		$103,664	9%
Maintenance and services	184,657		184,657	162,804		162,804	13%

Total revenue	297,419		297,419	266,468		266,468	12%

Costs and expenses:
Cost of software licenses	5,649		5,649	6,983		6,983
Cost of maintenance and services	41,328		41,328	39,611		39,611
Sales and marketing	113,799		113,799	107,590		107,590
Product development	47,749		47,749	44,791		44,791
General and administrative	31,948		31,948	29,187		29,187
Amortization of acquired intangibles	6,861	$(6,861)	—	5,205	$(5,205)	—
Stock-based compensation	2,803	(2,803)	—	—	—	—
Acquisition-related expenses, net	2,750	(2,750)	—	2,600	(2,600)	—

Total costs and expenses	252,887	(12,414)	240,473	235,967	(7,805)	228,162	5%

Income from operations	44,532	12,414	56,946	30,501	7,805	38,306	49%
Other income, net	1,542		1,542	742		742

Income before provision for income taxes	46,074	12,414	58,488	31,243	7,805	39,048	50%
Provision for income taxes	11,174	7,835	19,009	9,998	2,498	12,496

Net income	$34,900	$4,579	$39,479	$21,245	$5,307	$26,552	49%

Earnings per share:
Basic	$0.93		$1.05	$0.59		$0.74	42%
Diluted	$0.85		$0.96	$0.54		$0.68	41%

Weighted average shares outstanding:
Basic	37,651		37,651	35,970		35,970	5%
Diluted	41,067		41,067	39,014		39,014	5%

Progress Software Corporation
Condensed Consolidated Balance Sheets

	August 31,	November 30,
(In thousands)	2005	2004

Assets
Cash and short-term investments	$252,782	$191,267
Accounts receivable, net	52,128	63,503
Other current assets	34,494	23,485

Total current assets	339,404	278,255

Property and equipment, net	40,128	40,658
Goodwill and intangible assets, net	134,998	107,363
Other assets	23,350	20,538

Total	$537,880	$446,814

Liabilities and shareholders’ equity
Accounts payable and other current liabilities	$69,723	$70,669
Short-term deferred revenue	100,767	101,106

Total current liabilities	170,490	171,775

Long-term debt	2,005	2,200
Long-term deferred revenue	5,124	5,861
Other liabilities	4,189	—
Shareholders’ equity:
Common stock and additional paid-in capital	127,945	70,085
Retained earnings	228,127	196,893

Total shareholders’ equity	356,072	266,978

Total	$537,880	$446,814

Condensed Consolidated Statements of Cash Flows

	Nine Months Ended
	August 31,	August 31,
(In thousands except per share data)	2005	2004

Cash flows from operations:
Net income	$34,900	$21,245
Depreciation, amortization and other noncash charges	13,415	15,141
Other changes in operating assets and liabilities	15,535	19,047

Net cash flows from operations	63,850	55,433
Capital expenditures	(5,861)	(5,943)
Acquisitions, net of cash acquired	(32,161)	(87,520)
Share issuances, net of repurchases	36,342	4,129
Other	(655)	160

Net change in cash and short-term investments	61,515	(33,741)
Cash and short-term investments, beginning of period	191,267	219,131

Cash and short-term investments, end of period	$252,782	$185,390